MONTHLY SERVICER'S CERTIFICATE

                     (Delivered pursuant to subsection 3.04(b)


                     of the Pooling and Servicing Agreement






                     HOUSEHOLD FINANCE CORPORATION

                     HOUSEHOLD CARD FUNDING CORPORATION


                     HOUSEHOLD CREDIT CARD MASTER TRUST I



          Class A and Class B Certificates, Series 1995-1





          The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the "Servicer"), pursuant to the Pooling and Servicing Agreement, dated as of December1, 1995 (the "Pooling and Servicing Agreement"), by and among Household Card Funding Corporation, as Transferor, the
Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:



     1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing
Agreement.


     2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.



     3.   The undersigned is a Servicing Officer.



     4. This Certificate relates to the Distribution Date occurring on June 17, 1996.

     5.   Trust Information.

     (a) The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to
 ....................................................$203,034,006.76

     (b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such
Distribution Date was equal to.....................$167,838,034.94

     (c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Due Period
preceding such Distribution Date was equal
to.................................................$35,195,971.82


     (d)  The Defaulted Amount for the preceding Due Period is
 ...................................................$16,402,348.93


     (e) The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is
 ................................................$2,307,562,549.31


     (f)  The Portfolio Yield for such Distribution Date
 ............................................................9.64%


     (g) The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period is equal to
 ...............................................$2,340,051,382.96


     (h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause
(e) and the amount in clause (g) divided by 2) is equal to
 ...............................................$2,323,806,966.14


     (i)  The total amount of Finance Charge and Administrative
Receivables in the Trust as of the last day of the immediately preceding Due Period is ..........................$37,093,204.32

     (j) The aggregate outstanding balance of the Accounts which were delinquent by one payment as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to .......................................$133,803,546.24

     (k) The aggregate outstanding balance of the Accounts which were delinquent by two payments as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to........................................$44,850,480.70


     (l) The aggregate outstanding balance of the Accounts which were delinquent by three or more payments as of the close of business on the last day of the calendar month preceding such
Distribution Date was equal to..................$71,154,214.13


     (m)  The aggregate amount of Trust Excess Principal
Collections for such Distribution Date is......$143,448,162.00


     (n)  The aggregate amount of Principal Shortfalls for such
Distribution Date is.....................................$0.00


     6.   Group One Information

     (a) The Average Rate for Group One (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest rate agreements, if any ) is equal to
 .....................................................5.7375%


     (b)  Group One Total Investor Collections is equal to
 .............................................$173,529,528.66


     (c)  Group One Investor Principal Collections is equal
to...........................................$143,448,162.00


     (d)  Group One Investor Finance Charge and Administrative
Collections equal to..........................$30,081,366.65


          (e)  Group One Investor Additional Amounts is equal
to.....................................................$0.00


     (f)  Group One Investor Default Amount is equal to
 ..............................................$14,018,793.82


     (g)  Group One Investor Monthly Fees is equal to
 ...............................................$3,333,333.33


     (h)  Group One  Investor Monthly Interest is equal
to............................................$10,518,836.26


     7.   Series 1995-1 Information

     (a)  The Series Adjusted Portfolio Yield for the Due Period
preceding such Distribution Date was equal to..........9.64%


     (b)  The Series 1995-1 Allocation Percentage with respect to the Due Period preceding such Distribution Date was equal to
 .....................................................100.00%


     (c)  The Floating Allocation Percentage for the Due Period
preceding such Distribution Date was equal to............85.47%


     (d)  The aggregate amount of Reallocated Finance Charge and

Administrative Collections for the Due Period preceding such
Distribution Date is equal to....................$30,081,366.65


     (e)  The Floating Allocation Percentage of Series Allocable
Finance Charge and Administrative Collections for the Due Period
preceding such Distribution Date is equal to.....$30,081,366.65


     (f)  Class A Invested Amount.............$1,500,000,000.00


     (g)  The Class A Invested Percentage with respect to the Due
Period preceding such Distribution Date was equal to....75.00%


     (h)  The Class A Invested Percentage of the amount set forth in Item 7(d) above was equal to.............  $22,561,024.99


     (i)  The amount of Class A Monthly Interest for such
Distribution Date is equal to..................$7,699,573.75


     (j) The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date is equal to
 .......................................................$0.00


     (k)  The amount of Class A Additional Interest for such
Distribution Date is equal to...........              $0.00

     (l) The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is equal
to...........................................         $0.00

     (m)  The Class A Investor Default Amount for such Distribution
Date is equal to ............................................
 ..............................................$10,514,095.36


     (n)  The Allocable Servicing Fee for such Distribution Date is equal to.......................................$3,333,333.33

     (o)  The Class A Required Amount, if any, with respect to
such Distribution Date is equal to....................$0.00


     (p)  Class B Invested Amount...........$214,286,000.00

     (q)  The Class B Invested Percentage for the Due Period
preceding such Distribution Date was equal to....   10.71%

     (r)  The Class B Invested Percentage of the amount set forth in Item 7(d) above is equal to...............$3,223,007.87

     (s)  The amount of Class B Monthly Interest for such
Distribution Date is equal to................$1,135,297.76

     (t) The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is equal
to..............................................       $0.00

     (u)  The amount of Class B Additional Interest for such
Distribution Date is equal to................          $0.00

     (v) The amount of any Class B Additional Interest previously due but not distributed on a prior Distribution Date is equal
to..............................................         $0.00


     (w)  Class B Investor Default Amount for such Distribution
Date is equal to...........................        $1,502,015.63


     (x)  The amount of Reallocated Finance Charge and
Administrative Collections to be distributed to the Collateral
Interest Holder with respect to such Distribution Date is equal
to............................................   $1,683,964.74


     (y)  The Series 1995-1 Principal Shortfall for such
Distribution Date is equal to...................         $0.00


     (z)  The Series 1995-1 Excess Principal Collections is equal
to.....................................................       $0.00


     (aa) The amount of Excess Finance Charge and Administrative
Collections with respect to such Distribution Date is equal
to................................................$2,210,403.24


     (bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
          (i)  to fund the Class A Required Amount, if any, with

               respect to such Distribution Date.........     $0.00


          (ii) to reimburse Class A Investor Charge-Offs.....$0.00

          (iii) to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative Excess
          Interest Amount..................................   $0.00


          (iv) to fund the Class B Investor Default Amount with

               respect to such Distribution Date...$1,502,015.63

          (v)  to reimburse certain previous reductions in the
               Class B Invested Amount...........   $0.00

          (vi) to pay any portion of the Allocable Servicing Fee
               not paid pursuant to clause (i)
               above.................................    $0.00


          (vii) to make any required deposit in the Cash Collateral
               Account.................................       $0.00


     (cc) The amount of Subordinated Principal Collections with respect to such Distribution Date is equal to........$35,862,040.50


     (dd) The Principal Allocation Percentage is equal to
 ..........................................               85.47%


     (ee) The total amount to be distributed to Class A
Certificateholders on such Distribution Date in payment of
principal is equal to...............................     $0.00


     (ff) The total amount to be distributed to Class B
Certificateholders on such Distribution Date in payment of
principal is equal to..........................     $0.00

     (gg) The amount of Class A Investor Charge-Offs for such
Distribution Date is equal to.........               $0.00

     (hh) The total amount of reimbursements of Class A Investor
Charge-Offs for such Distribution Date is equal
to............................................      $0.00

     (ii) The amount of Class B Investor Charge-Offs and other
reductions in  the Class B Invested Amount for such Distribution
Date is equal to...............................     $0.00

     (jj) The total amount of reimbursements of Class B Investor
Charge-Offs for such Distribution Date is equal
to...........................................       $0.00

     (kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will equal
to..............................................$1,500,000,000.00

     (ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will equal
to.................................................$214,286,000.00

     (mm) The Available Collateral Amount as of the close of
business on the preceding Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal
to..............................................$285,714,000.00

     (nn) The Required Collateral Amount as of the close of
business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the
Collateral Interest Holder on such Distribution Date, will be equal
to...............................................$285,714,000.00


     (oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal
to.....................................................       1.33

     (pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such
Distribution Date, will be equal to................    $0.00


     8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions on such Distribution Date is equal
to...............................................$30,081,366.65

     9. The total amount to be distributed from the Collection Account to the Transferor on such Distribution Date (after taking into consideration the amounts which have been netted with respect to all Series against deposits to the Collection Account) is equal
to................................................$2,210,403.24


     10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the
Collection Account) is equal to....................      $0.00


     11. As of the date hereof, to the best knowledge of the undersigned, (a) the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default,
(ii) the action taken by the Transferor and Servicer, if

any, to remedy such default and (iii) the current status of each such default; if applicable, insert None.


     12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

     13. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of _______________).

     14. The amount specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this _____ day of _______________, 199_.
                     HOUSEHOLD FINANCE CORPORATION
                     as Servicer,

                     By: _______________________________


                           Name: Steven H. Smith
                           Title: Servicing Officer